SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
Subsequent Events
SUBSEQUENT EVENTS

NOTE 26 – SUBSEQUENT EVENTS:

a.	Between January 1, 2022, and March 31, 2022, 474,207 warrants with an exercise price between NIS5.124-NIS7.1418 were exercised for gross proceeds of $956 and the Company issued 474,207 shares.

b.	On January 31, 2022, 5,437 warrants with an exercise price of CAD1.95 expired.

c.	On February 3, 2022, the Company announced it has completed the acquisition of all of the outstanding shares of Isramat Ltd (“Isramat”), an Israeli manufacturer of precision metal parts. In connection with closing of the acquisition, the Company will pay NIS 2,800 (approximately $900) in cash and issue the shareholders of Isramat 273,774 common shares in the capital of the Company at a deemed price per share of $7.6311.

The purchase consideration is being allocated between the acquired tangible assets and intangible assets, based on their fair values. Fair values were estimated with the assistance of an independent third party.

Management is fully responsible for the valuation of the assets. An initial valuation has been completed and a final assessment will be made within one year. The fair value assigned to identifiable intangible assets acquired has been determined by using valuation methods that accounts for replacement costs, using estimates and assumptions determined by management.

Based on the above, the Company has initially determined that the purchase price exceeds the fair values of assets acquired by approximately $312, which is recognized as goodwill. Upon the purchase price allocation, an amount of $312 will be allocated to goodwill to be amortized over a 20 year period.

NOTE 26 – SUBSEQUENT EVENTS (CONTINUED):

The table below summarizes the preliminary fair value of assets acquired at the purchase date:

February 3, 2022

Total assets	2,649
Benefit shareholder consulting agreement	28
Goodwill(*)	312

Total net assets acquired	2,989

(*)	Goodwill represents the excess of the purchase price over the fair value of the net tangible and identifiable intangible assets acquired. The goodwill is attributed to the expected benefits arising from the synergies of the combination of the activities of the Company and acquired company.

 The pro forma financial information presented below is for informational purposes only, is subject to a number of estimates, assumptions and other uncertainties, and is not indicative of the results of operations that would have been achieved if the transaction had taken place at January 1, 2021. The pro forma financial information is as follows:

For the year ended December 31, 2021
Pro forma
Unaudited

Total revenues	$7,915
Net loss attributable to A2Z’s shareholders	$37,698

d.	On February 11, 2022, the Company issued 74,985 shares to a trustee in respect of a crowd funding transaction that was completed in 2019, for which shares were not immediately issued until the completion of an Israeli tax ruling which was only finalized in late 2021.